Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 13 - SUBSEQUENT EVENTS:

a.	On January 30, 2025, the Company announced the closing of “best efforts” public offering with a single institutional investor for the purchase and sale of 86,250 ordinary shares, 538,750 pre-funded warrants to purchase up to 538,750 ordinary shares, and warrants to purchase up to 625,000 ordinary shares, at a combined offering price of $4.00 per share and accompanying warrant (the “Offering”). The Company received aggregate gross proceeds of approximately $2.5 million, before deducting placement agent fees and other offering expenses and assuming no exercise of the warrants. The warrants have an exercise price of $4.00 per share, are exercisable immediately and expire five years from the issuance date.

b.	In connection with the Offering detailed in Note 12.a. the Company also agreed to amend existing warrants that were previously issued on November 27, 2024 (see also Note 1.g.) to the investor participating in the Offering to purchase up to 205,500 ordinary shares of the Company, with an exercise price of $10.00 per share. Such existing warrants have been amended to reduce the exercise price to $4.00 per share and now expire five years following the closing of the Offering.

c.	On February 26, 2025, the Company’s shareholders meeting approved a reverse share split of the Company’s issued and outstanding ordinary shares at a ratio of up to 6:1, to be effected, if effected, at the discretion of and on such date to be determined by the Board of Directors. On March 17, 2025, the Company effectuated the March Reverse Split.